EXHIBIT 3.1 (xxxiii)

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        For Ministry Use Only

A l’usage exlusif du ministére

		Ontario Corporation Number Numéro de la compagnie en Ontario
CORRECTED CERTIFICATE	CERTIFICAT RECTIFIE
This is a corrected certificate endorsed pursuant to Section 273 of the Business Corporations Act, and effective on	Le présent certificat est rectifié et signé conformément a l’article 273 de la loi de sur les compagnies. Il entre en viguaur le	967979
FEBRUARY 6	FÉVRIER, 1992

TRANS CODE
C
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ARTICLES OF AMENDMENT
STATUTS DE MODIFICATION
Form 3 Business Corporations Act, 1982 Formule numéro 3 Loi de 1982 sur les compagnies	1.	The present name of the corporation is:												Dénomination sociale actuelle de la compagnie:
		R	E	T	A	I	L	B	R	A	N	D	S	I	N	C	.

	2.	The name of the corporation is changed to (if applicable):												Nouvelle dénomination sociale de la compagnie (s’il y a lieu):

	3.	Date of incorporation/amalgamation:												Date de la constitution ou de la fusion:
20th December, 1991
(Day, Month, Year)
(jour, mois, année)

	4.	The articles of the corporation are amended as follows:												Les statuts de la compagnie sont modifiés de la façon suivante:

(a)    by creating 2,400,000 shares designated as Senior Preference Shares;

(b)    by creating an unlimited number of shares designated as Junior Preference Shares;

(c)    by deleting paragraph 6 relating to the authorized capital of the Corporation and replacing it with the following:

6.      The classes and any maximum number of shares that the Corporation is authorized to issue shall be as follows:

(1)    2,400,000 Senior Preference Shares;

(2)    an unlimited number of Junior Preference Shares; and

(3)    an unlimited number of Common Shares.

(d)    by providing that the rights, privileges, restrictions and conditions attaching to each class of shares shall be as follows:

DYE & DURHAM FORM 3 (B.C.A)

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SENIOR PREFERENCE SHARES

The Senior Preference Shares shall have attached thereto the following rights, privileges, restrictions and conditions:

1. Dividends

1.1 The holders of the Senior Preference Shares, in priority to the common shares, the Junior Preference Shares and any shares of any other class ranking junior to the Senior Preference shares, in respect of dividends, shall be entitled to receive and the Corporation shall pay thereon, as and when declared by the board of directors of the Corporation out of moneys of the corporation properly applicable to the payment of dividends, fixed preferential cumulative cash dividends at the rate of $0.07 per share per annum payable in equal monthly instalments on the first day of each month in each year. Dividends on Senior Preference Shares shall accrue from the date of issue. The board of directors of the Corporation shall be entitled to declare part of such preferential cumulative cash dividend for any fiscal year notwithstanding that such dividend for such fiscal year may not be declared in full. Cheques of the Corporation payable at par at any branch of the bankers of the Corporation in Canada shall be issued in respect of such dividends (less any tax required to be withheld by the Corporation) and payment thereof shall satisfy such dividends. If the cheque for such dividends has not been presented to the Corporation’s bankers for payment or such dividends otherwise remain unclaimed for a period of one year from the date on which they were declared to be payable, the Corporation shall give the recipients of such dividends notice to such effect. If the cheque remains unpresented or such dividends remain unclaimed for a period of thirty (30) days therefrom, the dividends shall be forfeited to the Corporation. If on any dividend payment date the dividend payable on such date is not paid in full on all the Senior Preference Shares then issued and outstanding such dividend or the unpaid part thereof shall be paid on a subsequent date or dates determined by the board of

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directors of the Corporation on which the Corporation shall have sufficient moneys properly applicable to the payment of the same. The holders of the Senior Preference Shares, as such, shall not be entitled to any dividends other than or in excess of the cash dividends hereinbefore provided for.

1.2 Except with the approval of the holders of all the Senior Preference Shares then issued and outstanding, no dividends shall at any time be declared or paid or set apart for payment on the common shares, the Junior Preference Shares or any other shares of any other class of the Corporation ranking junior to the Senior Preference Shares, in respect of dividends, unless all dividends up to and including the dividend payable on the last preceding dividend payment date on the Senior Preference Shares then issued and outstanding shall have been declared and paid or set apart for payment at the date of such declaration or payment or setting apart for payment.

2. Dissolution

2.1 In the event of the liquidation, dissolution or winding-up of the Corporation or other distribution of property or assets of the Corporation among shareholders for the purpose of winding up its affairs, the holders of Senior Preference Shares shall be entitled to receive from the property and assets of the corporation for each Senior Preference Share held by them respectively a sum of $1.00 together with all accrued and unpaid preferential cumulative cash dividends thereon (which for such purpose shall be, calculated as if such preferential cumulative cash dividends were accruing from day to day for the period from the expiration of the last period for which cumulative dividends have been paid up to but excluding the date of distribution) before any amount shall be paid or any property or assets of the Corporation distributed to the holders of any common shares, Junior Preference Shares or shares of any class ranking junior to the Senior Preference Shares in respect of return of capital. After payment to the holders of the Senior

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Preference Shares of the amount so payable to them, such holders shall not be entitled to share in any further distribution of the property or assets of the Corporation.

3. Redemption by the Corporation

3.1 Subject to the articles of the corporation and any applicable restrictions imposed by law, the Corporation may, upon giving notice as hereinafter provided, redeem at any time the whole or from time to time any part of the then outstanding Senior Preference Shares on payment for each share to be redeemed of a sum of $1.00 together with all accrued and unpaid fixed preferential cumulative cash dividends (which for such purpose shall be calculated as if such fixed preferential cumulative cash dividends were accruing from day to day for the period from the expiration of the last period for which cumulative dividends have been paid up to but excluding the date of such redemption). For the purposes of subsection 191 (4) of the Income Tax Act (Canada) or any successor provision, the amount of $1.00 is hereby specified in respect of each Senior Preference Share.

3.2 In the case of redemption of Senior Preference Shares under the provisions of subsection 3.1 hereof, the Corporation shall at least 15 days before the date specified for redemption mail to each person who at the date of mailing is a registered holder of Senior Preference Shares to be redeemed a notice in writing of the intention of the Corporation to redeem such Senior Preference Shares. Such notice shall be mailed by first class prepaid mail addressed to each such holder at his address as it appears on the books of the Corporation or in the event of the address of any such holder not so appearing then to the last known address of such shareholder; provided, however, that accidental failure to give any such notice to one or more of such shareholders shall not affect the validity of such redemption. Such notice shall set out the redemption price and the date on which redemption is to take place and if only part of the shares held by the person

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to whom it is addressed is to be redeemed the number thereof so to be redeemed. On or after the date so specified for redemption, the Corporation shall pay or cause to be paid to or to the order of the registered holders of the Senior Preference Shares to be redeemed the redemption price thereof on presentation and surrender of the certificates representing the Senior Preference Shares called for redemption at the registered office of the Corporation or at any other place designated in the notice of redemption. If only part of the shares represented by any certificate be redeemed a new certificate for the balance shall be issued at the expense of the Corporation. Subject to the provisions of subsection 3.3 below, on and after the date specified for redemption in any such notice the Senior Preference Shares called for redemption shall cease to be entitled to dividends and the holders thereof shall not be entitled to exercise any of the rights of shareholders in respect thereof unless payment of the redemption price shall not be made upon presentation of certificates in accordance with the foregoing provisions, in which case the rights of the shareholders shall remain unaffected.

3.3 The Corporation shall have the right at any time on or after the mailing of notice of its intention to redeem any Senior Preference Shares to deposit the redemption price of the shares so called for redemption or of such of the said shares represented by certificates as have not at the date of such deposit been surrendered by the holders thereof in accordance with such redemption to a special account in a specified chartered bank or a specified trust company in Canada, named in such notice of redemption, to be paid without interest to or to the order of the respective holders of such Senior Preference Shares called for redemption upon presentation and surrender to such bank or trust company of the certificates representing the same. Upon such deposit being made or upon the date specified for redemption in such notice, whichever is the later, the Senior Preference Shares in respect whereof such deposit shall have been made shall be deemed to be redeemed and all rights of the holders thereof after such deposit or such redemption date,

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as the case may be, shall be limited to receiving without interest their proportionate part of the total redemption price so deposited against presentation and surrender of the said certificates held by them respectively. Any interest allowed on any such deposit shall belong to the holders. If the cheque for such redemption moneys has not been presented to the Corporation’s bankers for payment or such redemption moneys remain unclaimed (including moneys held on deposit to a special account as provided for above) for a period of one year from the date specified for redemption, the Corporation shall give the recipients of such moneys notice to such effect. If the cheque remains unpresented or such redemption moneys remain unclaimed for a period of thirty (30) days therefrom, the redemption moneys shall be forfeited to the Corporation.

3.4 In case only a part of the Senior Preference Shares is at any time to be redeemed, the shares so to be redeemed shall be redeemed in such other manner as the board of directors of the Corporation, in consultation with the holders, may by resolution determine.

4. Redemption at the Option of the Holder

4.1 Subject to any unanimous shareholder agreement relating to the Corporation, the Retraction Number of Senior Preference Shares held by each holder will be redeemable in whole or in part on May 15 of each year (the “Retraction Date”), at the option of the holder, at a price for each share to be redeemed of a sum of $1.00 together with all accrued and unpaid fixed preferential cumulative cash dividends (which for such purpose shall be calculated as if such fixed preferential cumulative cash dividends were accruing from day to day for the period from the expiration of the last period for which cumulative dividends have been paid up to but excluding the Retraction Date). For the purposes hereof, the “Retraction Number” shall mean the number of Senior Preference Shares which is the number which is the greater of:

(a)	the product obtained by multiplying:

(i)	75% of any cash payments received in the fiscal year of the Corporation ending immediately prior to the Retraction Date from Loblaw Companies Limited and Walmart Inc., and any of their associates or affiliates including Holt Renfrew Limited with respect to services relating to program introduction, design development, ongoing liaison and coordination of products (both food and non-food) which are supplied to such companies in respect of the Sam’s American Choice Program at the initiative of Loblaw Companies Inc. by the Corporation and its predecessors; and

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(ii)	the combined federal provincial tax rate applicable to the Corporation in respect of its income for such fiscal year;

(b)	the lesser of:

(i)	$800,000; and

(ii)	50% of the consolidated net income after tax of the Corporation for the fiscal year ended immediately prior to the Retraction Date.

The Corporation shall on or before April 30 of each year (the “Mailing Date”), mail or deliver to each Senior Preference Shareholder, a notice in writing setting out the number of Senior Preference Shares held by such Senior Preference Shareholder and stating (a) the number of Senior Preference Shares that may be redeemed on the Retraction Date at the option of the holder, and (b) the place at which holders may present and surrender their shares for redemption on or before the close of business on May 7

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of each year (the “Election Date”). For the purposes of subsection 191(4) of the Income Tax Act (Canada) or any successor provision, the amount of $1.00 is hereby specified in respect of each Senior Preference Share. For greater certainty, products developed directly by the Corporation or its associates or affiliates for the Sam’s American Choice Program are not to be included in the foregoing calculation.

4.2 Any holder of Senior Preference Shares who wishes to have all or part of his Senior Preference Shares redeemed on the Retraction Date, shall present and surrender the certificate or certificates representing the Senior Preference Shares to be redeemed at any of the places referred to in the foregoing notice on or before the close of business on the Election Date, together with instructions, signed by such holder or by his duly authorized attorney or agent, as to the number of Senior Preference Shares represented by such certificate or certificates which are to be redeemed, up to the Retraction Number. If less than all of the Senior Preference Shares represented by any certificate are to be redeemed, a new certificate representing the balance of such shares shall be issued to the holder thereof at the expense of the Corporation upon the presentation and surrender of the first mentioned certificate.

4.3 Payment in respect of Senior Preference Shares being redeemed pursuant to this section 4 shall be made by cheque payable to the holders thereof in lawful money of Canada at par at any branch in Canada of the Corporation’s bankers for the time being. Such cheques shall be mailed by prepaid first class mail on the Retraction Date to the holders whose Senior Preference Shares are being redeemed at their last addresses as shown on the books of the Corporation. From and after the Retraction Date, the Senior Preference Shares to be redeemed pursuant to this section 4 shall cease to be entitled to dividends or any other participation in the assets of the Corporation and the holders thereof shall not be entitled to exercise any of their other rights as shareholders in

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respect thereof unless payment of the redemption price provided for in this section 4 is not made as aforesaid, in which case the rights of the holders shall remain unaffected.

4.4 If the Corporation is not permitted, by the provisions of applicable law or the rights, privileges, restrictions and conditions attaching to any shares of the Corporation ranking prior to the Senior Preference Shares (pursuant to section 6 hereof), to redeem all of the Senior Preference shares duly tendered pursuant to the optional redemption right provided for in section 4 hereof, the Corporation shall redeem only the maximum number of Senior Preference Shares which the directors of the Corporation determine the Corporation is then permitted to redeem. Such redemption will be made pro rata (disregarding fractions of shares) from each holder of tendered Senior Preference Shares according to the number of Senior Preference Shares tendered for redemption by each such holder and the Corporation shall issue and deliver to each such holder a new certificate, at the expense of the Corporation, representing the Senior Preference Shares not redeemed by the Corporation. If the directors of the Corporation have acted in good faith in making any of the determinations referred to above as to the number of Senior Preference Shares which the Corporation is permitted at any time to redeem, the Corporation shall have no liability in the event that any such determination proves inaccurate.

5. Voting Rights

5.1 Except for meetings at which only holders of another specified class of series of shares of the Corporation are entitled to vote separately as a class or series, the holders of the Senior Preference Shares shall be entitled to receive notice of and to attend all meetings of the shareholders of the Corporation and shall have the Voting Number of votes for each Senior Preference Share held by such holders at all meetings of the shareholders of the Corporation. For the purposes hereof, the Voting Number shall be calculated in accordance with the following formula:

Voting Number =	15%	x	the number of Common Shares outstanding
	85%		the number of Senior Preference Shares outstanding

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6. Creation of Additional Shares and Amendment

6.1 No class of shares may be created ranking as to capital or dividends in priority to or on a parity with the Senior Preference Shares nor shall the authorized amount of the Senior Preference Shares be increased without the approval of the holders of the Senior Preference Shares given as hereinafter specified in section 7 hereof, in addition to any vote or authorization required by the Business Corporations Act (Ontario).

6.2 Any or all of the provisions hereof attaching to the Senior Preference Shares may be deleted, varied, modified, amended or amplified by articles of amendment, but only with the approval of the holders of the Senior Preference Shares given as hereinafter specified in section 7 hereof, in addition to any vote or authorization required by the Business Corporations Act (Ontario).

7. Approval of the Holders of the Senior Preference Shares

7.1 The approval of the holders of Senior Preference Shares required as to any and all matters referred to herein (in addition to or as distinct from any vote or authorization required by the Business Corporations Act (Ontario)) may be given by an instrument or instruments in writing by the holders of not less than two-thirds of the issued and outstanding Senior Preference Shares or by a resolution passed at a special meeting of the holders of Senior Preference Shares duly called for that purpose as provided, mutatis mutandis, in subsection 7.2 of the conditions attaching to the Senior Preference Shares.

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7.2 The confirmation required by subsection 170(4) of the Business Corporations Act (Ontario), as now enacted or as the same may from time to time be amended, re-enacted or replaced (and in the case of such amendment, re-enactment or replacement, any references herein shall be read as referring to the amended, re-enacted or replaced provisions thereof), of a resolution authorizing an amendment to the articles as referred to in subsection 170(1) of the Business Corporations Act (Ontario) may be given by the affirmative vote of holders of at least two-thirds of the Senior Preference Shares at a meeting of the holders of the Senior Preference Shares duly called for that purpose and held upon at least 10 days’ notice at which the holders of at least a majority of the then outstanding Senior Preference Shares are present or represented by proxy. If at any such meeting the holders of a majority of the then outstanding Senior Preference Shares are not present or represented by proxy within half an hour after the time appointed for the meeting, then the meeting shall be adjourned to such date being not less than 7 days later and to such time and place as may be appointed by the chairman of the meeting and at least 5 days’ notice shall be given of such adjourned meeting, together with a copy of the notice of meeting as originally called. At such adjourned meeting the holders of Senior Preference Shares present or represented by proxy may transact the business for which the meeting was originally called and the confirmation of the holders of Senior Preference referred to above may be given by the affirmative vote of holders of at least two-thirds of the Senior Preference Shares cast at such adjourned meeting. The formalities to be observed with respect to the giving of notice of any such meeting of adjourned meeting and the conduct thereat shall be those from time to time prescribed by the Business Corporations Act 1990 (Ontario) and the by-laws of the Corporation with respect to meetings of shareholders. On every poll taken at every such meeting every holder of Senior Preference Shares shall be entitled to one vote in respect of each Senior Preference Share held.

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JUNIOR PREFERENCE SHARES

The Junior Preference Shares shall have attached thereto the following rights, privileges, restrictions and conditions:

1. Dividends

1.1 Subject to the prior rights of the holders of Senior Preference Shares, the holders of the Junior Preference Shares, in priority to the common shares and any shares of any other class ranking junior to the Junior Preference Shares, in respect of dividends, shall be entitled to receive and the Corporation shall pay thereon, as and when declared by the board of directors of the Corporation out of moneys of the Corporation properly applicable to the payment of dividends, fixed preferential cumulative cash dividends at the rate of $0.07 per share per annum payable in equal monthly instalments on the first day of each month in each year. Dividends on Junior Preference Shares shall accrue from the date of issue. The board of directors of the Corporation shall be entitled to declare part of such preferential cumulative cash dividend for any fiscal year notwithstanding that such dividend for such fiscal year may not be declared in full. Cheques of the Corporation payable at par at any branch of the bankers of the Corporation in Canada shall be issued in respect of such dividends (less any tax required to be withheld by the Corporation) and payment thereof shall satisfy such dividends. If the cheque for such dividends has not been presented to the Corporation’s bankers for payment or such dividends otherwise remain unclaimed for a period of one year from the date on which they were declared to be payable, the Corporation shall give the recipients of such dividends notice to such effect. If the cheque remains unpresented or such dividends remain unclaimed for a period of thirty (30) days therefrom, the dividends shall be forfeited to the Corporation. If on any dividend payment date the dividend payable on such date is not paid in full on all the Junior Preference Shares then issued and outstanding, such divided or the unpaid part thereof shall be paid on a subsequent date or dates

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determined by the board of directors of the Corporation on which the Corporation shall have sufficient moneys properly applicable to the payment of the same. The holders of the Junior Preference Shares, as such, shall not be entitled to any dividends other than or in excess of the cash dividends hereinbefore provided for. Notwithstanding any of the foregoing, as long as there are any Senior Preference Shares outstanding, all dividends shall be paid and satisfied by the issuance of Junior Preference Shares based on one Junior Preference Share being issued on each dollar of the dividend payable.

1.2 Except with the approval of the holders of all the Junior Preference Shares then issued and outstanding, no dividends shall at any time be declared or paid or set apart for payment on the common shares or any other shares of any other class of the Corporation ranking junior to the Junior Preference Shares, in respect of dividends, unless all dividends up to and including the dividend payable on the last preceding dividend payment date on the Junior Preference Shares then issued and outstanding shall have been declared and paid (in cash or by the issuance of additional Junior Preference Shares, as applicable) or set apart for payment at the date of such declaration or payment or setting apart for payment.

2. Dissolution

2.1 In the event of the liquidation, dissolution or winding-up of the Corporation or other distribution of property or assets of the Corporation among shareholders for the purpose of winding up its affairs, subject to the prior rights of the holders of Senior Preference Shares, the holders of Junior Preference Shares shall be entitled to receive from the property and assets of the corporation for each Junior Preference Share held by them respectively a sum of $1.00 together with all accrued and unpaid preferential cumulative cash dividends thereon (which for such purpose shall be calculated as if such preferential cumulative cash dividends were accruing

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from day to day for the period from the expiration of the last period for which cumulative dividends have been paid up to but excluding the date of distribution) before any amount shall be paid or any property or assets of the Corporation distributed to the holders of any common shares or shares of any class ranking junior to the Junior Preference Shares in respect of return of capital. After payment to the holders of the Junior Preference Shares of the amount so payable to them, such holders shall not be entitled to share in any further distribution of the property or assets of the Corporation.

3. Redemption by the Corporation

3.1 Subject to the articles of the Corporation and any applicable restrictions imposed by law, the Corporation may, upon giving notice as hereinafter provided, redeem at any time the whole or from time to time any part of the then outstanding Junior Preference Shares on payment for each share to be redeem of a sum of $1.00 together with all accrued and unpaid fixed preferential cumulative cash dividends (which for such purpose shall be calculated as if such fixed preferential cumulative cash dividends were accruing from day to day for the period from the expiration of the last period for which cumulative dividends have been paid up to but excluding the date of such redemption).

3.2 In the case of redemption of Junior Preference Shares under the provisions of subsection 3.1 hereof, the Corporation shall give written notice to the holder on or before the date specified for redemption of the intention of the Corporation to redeem such Junior Preference Shares. Such notice shall set out the redemption price and the date on which redemption is to take place and if only part of the shares held by the person to whom it is addressed is to be redeemed the number thereof so to be redeemed. On or after the date so specified for redemption, the Corporation shall pay or cause to be paid to or to the order of the registered holders of the Junior Preference Shares to be redeemed the redemption

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belong to the holders. If the cheque for such redemption moneys has not been presented to the Corporation’s bankers for payment or such redemption moneys remain unclaimed (including moneys held on deposit to a special account as provided for above) for a period of one year from the date specified for redemption, the Corporation shall give the recipients of such moneys notice to such effect. If the cheque remains unpresented or such redemption moneys remain unclaimed for a period of thirty (30) days therefrom, the redemption moneys shall be forfeited to the Corporation.

4. Redemption at the Option of the Holder

4.1 Subject to any unanimous shareholder agreement relating to the Corporation, the Retraction Number of Junior Preference Shares held by each holder will be redeemable in whole or in part on May 15 of each year following the redemption or retraction of all of the Senior Preference Shares (the “Retraction Date”), at the option of the holder, at a price for each share to be redeemed of a sum of $1.00 together with all accrued and unpaid fixed preferential cumulative cash dividends (which for such purpose shall be calculated as if such fixed preferential cumulative cash dividends were accruing from day to day for the period from the expiration of the last period for which cumulative dividends have been paid up to but excluding the Retraction Date). For the purposes hereof, the “Retraction Number” shall mean the number of Junior Preference Shares which is equal to 15% of the consolidated net income after tax of the Corporation for the fiscal year ended immediately prior to the Retraction Date. The Corporation shall on or before April 30 of each year following the redemption or retraction of all of the Senior Preference Shares (the “Mailing Date”), mail or deliver to each Junior Preference Shareholder, a notice in writing setting out the number of Junior Preference Shares held by such Junior Preference Shareholder and stating (a) the number of Junior Preference Shares that may be redeemed on the Retraction Date at the option of the holder, and (b) the place at which holders may

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price thereof on presentation and surrender of the certificates representing the Junior Preference Shares called for redemption at the registered office of the Corporation or at any other place designated in the notice of redemption. If only part of the shares represented by any certificate are to be redeemed a new certificate for the balance shall be issued at the expense of the Corporation. Subject to the provisions of subsection 3.3 below, on and after the date specified for redemption in any such notice the Junior Preference Shares called for redemption shall cease to be entitled to dividends and the holders thereof shall not be entitled to exercise any of the rights of shareholders in respect thereof unless payment of the redemption price shall not be made upon presentation of certificates in accordance with the foregoing provisions, in which case the rights of the shareholders shall remain unaffected.

3.3 The Corporation shall have the right at any time on or after the mailing of notice of its intention to redeem any Junior Preference Shares to deposit the redemption price of the shares so called for redemption or of such of the said shares represented by certificates as have not at the date of such deposit been surrendered by the holders thereof in accordance with such redemption to a special account in a specified chartered bank or a specified trust company in Canada, named in such notice of redemption, to be paid without interest to or to the order of the respective holders of such Junior Preference Shares called for redemption upon presentation and surrender to such bank or trust company of the certificates representing the same. Upon such deposit being made or upon the date specified for redemption in such notice, whichever is the later, the Junior Preference Shares in respect whereof such deposit shall have been made shall be deemed to be redeemed and all rights of the holders thereof after such deposit or such redemption date, as the case may be, shall be limited to receiving without interest their proportionate part of the total redemption price so deposited against presentation and surrender of the said certificates held by them respectively. Any interest allowed on any such deposit shall present and surrender their shares for redemption on or before the close of business on May 7 of such year (the “Election Date”).

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4.2 All of the issued and outstanding Junior Preference Shares shall be redeemable at the option of the holder upon the occurrence of each of the following events (each an “Event of Default”):

(a)	if Deuteronomy Inc. (“Deuteronomy”) shall have been unable to provide to Retail Brands Corporation (“RBC”) the services of Donald Watt on any day (the “Retraction Date”) after the Event of Default pursuant to the services agreement (“Services Agreement”) dated February [*], 1992 among RBC, Deuteronomy, Donald Watt and Patricia Watt;

(b)	if RBC shall have otherwise terminated the Services Agreement for cause (as therein defined);

(c)	if Leviticus Enterprises Inc. shall have breached any of its obligations in favour of Cott Corporation pursuant to a shareholders agreement among all of the shareholders of the Corporation dated February [*], 1992 (the “Shareholders Agreement”);

(d)	Cott Corporation completes the Transfer (as defined in the Shareholders Agreement) of all of its Common Shares to a person other than a Permitted Transferee (as defined in the Shareholders Agreement); or

(e)	the Shareholders Agreement is terminated.

4.3 Any holder of Junior Preference Shares who wishes to have all or part of his Junior Preference Shares redeemed on the Retraction Date, shall present and surrender the certificate or certificates representing the Junior Preference Shares to be

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redeemed at any of the places referred to in the foregoing notice on or before the close of business on the Election Date (in the case of a redemption pursuant to Section 4.1), together with instructions, signed by such holder or by his duly authorized attorney or agent, as to the number of Junior Preference Shares represented by such certificate or certificates which are to be redeemed, up to the Retraction Number. If less than all of the Junior Preference Shares represented by any certificate are to be redeemed, a new certificate representing the balance of such shares shall be issued to the holder thereof at the expense of the Corporation upon the presentation and surrender of the first mentioned certificate.

4.4 Payment in respect of Junior Preference Shares being redeemed pursuant to this section 4 shall be made by cheque payable to the holders thereof in lawful money of Canada at par at any branch in Canada of the Corporation’s bankers for the time being. Such cheques shall be delivered on the Retraction Date to the holders whose Junior Preference Shares are being redeemed at their last addresses as shown on the books of the Corporation. From and after the Retraction Date, the Junior Preference Shares to be redeemed pursuant to this section 4 shall cease to be entitled to dividends or any other participation in the assets of the Corporation and the holders thereof shall not be entitled to exercise any of their other rights as shareholders in respect thereof unless payment of the redemption price provided for in this section 4 is not made as aforesaid, in which case the rights of the holders shall remain unaffected.

4.5 If the Corporation is not permitted, by the provisions of applicable law or the rights, privileges, restrictions and conditions attaching to any shares of the Corporation ranking prior to the Junior Preference Shares (pursuant to section 6 hereof), to redeem all of the Junior Preference shares duly tendered pursuant to the optional redemption right provided for in section 4 hereof, the Corporation shall redeem only the maximum number of Junior Preference Shares which the directors of the Corporation determine the

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Corporation is then permitted to redeem. Such redemption will be made pro rata (disregarding fractions of shares) from each holder of tendered Junior Preference Shares according to the number of Junior Preference Shares tendered for redemption by each such holder and the Corporation shall issue and deliver to each such holder a new certificate, at the expense of the Corporation, representing the Junior Preference Shares not redeemed by the Corporation. If the directors of the Corporation have acted in good faith in making any of the determinations referred to above as to the number of Junior Preference Shares which the Corporation is permitted at any time to redeem, the Corporation shall have no liability in the event that any such determination proves inaccurate.

5. Voting Rights

5.1 Except for meetings at which only holders of another specified class or series of shares of the Corporation are entitled to vote separately as a class or series, the holders of the Junior Preference Shares shall be entitled to receive notice of and to attend all meetings of the shareholders of the Corporation and shall have the one vote for each Junior Preference Share held by such holders at all meetings of the shareholders of the Corporation.

6. Creation of Additional Shares and Amendment

6.1 No class of shares may be created ranking as to capital or dividends in priority to or on a parity with the Junior Preference Shares nor shall the authorized amount of the Junior Preference Shares be increased without the approval of the holders of the Junior Preference Shares given as hereinafter specified in section 7 hereof, in addition to any vote or authorization required by the Business Corporations Act (Ontario).

6.2 Any or all of the provisions hereof attaching to the Junior Preference Shares may be deleted, varied, modified, amended

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or amplified by articles of amendment, but only with the approval of the holders of the Junior Preference Shares given as hereinafter specified in section 7 hereof, in addition to any vote or authorization required by the Business Corporations Act (Ontario).

7. Approval of the Holders of the Junior Preference Shares

7.1 The approval of the holders of Junior Preference Shares required as to any and all matters referred to herein (in addition to or as distinct from any vote or authorization required by the Business Corporations Act (Ontario)) may be given by an instrument or instruments in writing by the holders of not less than two-thirds of the issued and outstanding Junior Preference Shares or by a resolution passed at a special meeting of the holders of Junior Preference Shares duly called for that purpose as provided, mutatis mutandis, in subsection 7.2 of the conditions attaching to the Junior Preference Shares.

7.2 The confirmation required by subsection 170(4) of the Business Corporations Act (Ontario), as now enacted or as the same may from time to time be amended, re-enacted or replaced (and in the case of such amendment, re-enactment or replacement, any references herein shall be read as referring to the amended, re-enacted or replaced provisions thereof), of a resolution authorizing an amendment to the articles as referred to in subsection 170(1) of the Business Corporations Act (Ontario) may be given by the affirmative vote of holders of at least two-thirds of the Junior Preference Shares at a meeting of the holders of the Junior Preference Shares duly called for that purpose and held upon at least 10 days’ notice at which the holders of at least a majority of the then outstanding Junior Preference Shares are present or represented by proxy. If at any such meeting the holders of a majority of the then outstanding Junior Preference Shares are not present or represented by proxy within half an hour after the time appointed for the meeting, then the meeting shall be adjourned to such date being not less than 7 days later and to such time and place as may

1T

be appointed by the chairman of the meeting and at least 5 days’ notice shall be given of such adjourned meeting, together with a copy of the notice of meeting as originally called. At such adjourned meeting the holders of Junior Preference Shares present or represented by proxy may transact the business for which the meeting was originally called and the confirmation of the holders of Junior Preference Shares referred to above may be given by the affirmative vote of holders of at least two-thirds of the Junior Preference Shares cast at such adjourned meeting. The formalities to be observed with respect to the giving of notice of any such meeting or adjourned meeting and the conduct thereat shall be those from time to time prescribed by the Business Corporations Act (Ontario) and the by-laws of the Corporation with respect to meetings of shareholders. On every poll taken at every such meeting every holder of Junior Preference Shares shall be entitled to one vote in respect of each Junior Preference Share held.

COMMON SHARES

The common shares of the Corporation shall have attached thereto the following rights, privileges, restrictions and conditions:

1. DIVIDENDS

1.1 Subject to the prior rights of the holders of the Senior Preference Shares, the Junior Preference Shares and to any other shares ranking senior to the common shares with respect to priority in the payment of dividends, the holders of common shares shall be entitled to receive dividends and the Corporation shall pay dividends thereon, as and when declared by the board of directors of the Corporation out of moneys properly applicable to the payment of dividends, in such amount and in such form as the board of directors may from time to time determine and all dividends which the directors may declare on the common shares shall be declared and paid in equal amounts per share on all common shares at the time outstanding.

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2. DISSOLUTION

2.1 In the event of the dissolution, liquidation or winding-up of the Corporation, whether voluntary or involuntary, or any other distribution of assets of the Corporation among its shareholders for the purpose of winding up its affairs, subject to the prior rights of the holders of the Senior Preference Shares, the Junior Preference Shares and to any other shares ranking senior to the common shares with respect to priority in the distribution of assets upon dissolution, liquidation or winding-up, the holders of the common shares shall be entitled to receive the remaining property and assets of the Corporation.

3. VOTING RIGHTS

3.1 The holders of the common shares shall be entitled to receive notice of and to attend all meetings of the shareholders of the Corporation and shall have the Voting Number of votes for each common share held at all meetings of the shareholders of the Corporation, except for meetings at which only holders of another specified class or series of shares of the Corporation are entitled to vote separately as a class or series.

2.	any officer or director of the Corporation be and is hereby authorized and directed to execute, under the corporate seal or otherwise, and to deliver all documents and to do all things necessary or desirable to effect such amendment including the execution and delivery to the Ministry of Consumer and Commercial Relations of articles of amendment for such purpose.

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5. The amendment has been duly authorized as required by Sections 167 and 169 (as applicable) of the Business Corporations Act.	La modification a été dûment autorisée conformément á l’ article 167 et. sil y a lieu. á l’árticle 169 dela Loisurles compagnies.

6. The resolution authorizing the amendment was approved by the shareholders/directors (as applicable) of the corporation on	Les actionnaires ou les administrateurs (le cas échéant) de la compagnie ont approuve la resolution autorisant la modification

6th February, 1992

(Day. Month. Year)

(jour. mois. année)

These articles are signed in duplicate.	Les présents statuts sont signés en double exemplaire.

RETAIL BRANDS INC.
(Name of Corporation)
(Dénomination sociale de la compagnie)

By/Par:		DIRECTOR
	(Signature)	(Description of Office)
	(Signature)	(Fonction)

		Ontario Corporation Number
CERTIFICATE	CERTIFICAT	Numéro de la compagnie en Ontario
This is to certify that these articles are effective on	Ceci certifie que les présents statuts entrent en vigueur le	967979

		Trans Code	Line No.	Stat	Comp Type	Method Incorp.
DECEMBER 20	DÉCEMBRE, 1991	A	0	0	A	3
		18	20	28	29	30
		Share	Notice Req’d	Jurisdiction
Director / Directeur		S	N	ONTARIO
Business Corporations Act / Loi de sur les companignies		31	32	33		47

ARTICLES OF INCORPORATION
STATUTS CONSTITUTIFS
Form 3 Business Corporations Act 1982 Formule numéro 3 Loi de 1982 sur les compagnies	1.	The name of the corporation is:									Dénomination sociale de la compagnie:

		R	E	T	A	I	L	B	R	A	N	D	S	I	N	C	.

	2.	The address of the registered office is:														Adresse du siége social:
6525 Viscount Road
(Street & Number or R.R. Number & if Multi-Office Building give Room No.) (Rue et numéro ou numéro de la R.R. et, s il s’agit d’un edilice a bureaux, numéro du bureau
	Mississauga, Ontario																	L	4	V	1	H	6
	(Name of Municipality of Post Office)																		(Postal Code)
	(Nom de la municipalité ou du bureau de poste)																		(Code postal)
	Regional Municipal of Peel													in the
	(Name of Municipality, Geographical Township)													dans le/la				(Country, District, Regional Municipality)
	(Nom de la münicipalite, du canton)																	(Comté, district, municipalité régionale)

	3.	Number (or minimum and maximum number) of director is:													Nombre (ou nombres minimal et maximal) d’administrateurs:
Minimum : 1 Maximum : 20
	4.	The first director(s) is/are:													Premiere(s) administrateur(s)

First name, initials and surname Prénom, initiales et nom de famille

Residence address, giving street & No. or R.R. No. or

municipality and postal code.

Adresse personnelle y compris la rue et le numéro, le

numero de la R.R. ou, le nom de la municipalité et le code

postal

Resident Canadian State Yes or No Résident Canadien Qui/Non
DYE & DURHAM FORM 3 (B.C.A.)	Fraser D. Latta										46 Plymbrige Road, Willowdale Ontario, M2P 1A3													Yes

2

5.	Restrictions, if any, on business the corporation may carry on or on powers the corporation may exercise. None.	Limites. s’il y a lieu, imposées aux activités commerciales ou aux pouvoirs de la compagnie.
6.	The classes and any maximum number of shares that the corporation is authorized to issue.	Categories et nombre maximal, s’il y a lieu, d’actions que la compagnie est autorisée a émettre:
An unlimited number of shares designated as Common Shares.

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7.	Rights, privileges, restrictions and conditions (if any) attaching to each class of shares and directors authority with respect to any class of shares which may be issued in series:

Droits, privilegés, restrictions et conditions, s’il y a lieu, rattachés â chaque catégorie d’actions et pouvoirs des administrateurs relatifs â chaque catégorie d’actions qui peut étre émise en série:

N/A

4

8.	The issue, transfer or ownership of shares is/is not restricted and the restrictions (if any) are as follows:	L’émission, le transfert ou la propriété d’actions est/n’est pas restreinte. Les restrictions, s’il y a lieu, sont les suivantes:

No shares of the Corporation shall be transferred without the consent of the directors of the Corporation expressed by a resolution passed by the board of directors or by an instrument or instruments in writing signed by all of the directors then in office.

9.	Other provisions, if any, are:	Auires dispositions, s’ily a lieu:

(1)    The number of shareholders of the Corporation exclusive of persons who are in the employment of the Corporation, and exclusive of persons who, having been formerly in the employment of the Corporation were while in that employment, and have continued after termination of that employment to be, shareholders of the Corporation, is limited to not more than 50, 2 or more persons who are the joint registered owners of 1 or more shares being counted as one shareholder;

(2) Any invitation to the public to subscribe for securities of the Corporation is prohibited;
(3) Subject to the provisions of the Business Corporations Act, 1982 as amended or re-enacted from time to time, the directors may, without authorization of the shareholders:

(i)     borrow money on the credit of the Corporation;

(ii)    issue, re-issue, sell or pledge debt obligations of the Corporation;

(iii)  give a guarantee on behalf of the Corporation to secure performance of an obligation of any person;

(iv)   mortgage, hypothecate, pledge or otherwise create a security interest in all or any property of the Corporation owned or subsequently acquired, to secure any obligation of the Corporation; and

(v)    by resolution, delegate any or all such powers to a director, a committee of directors or an officer of the Corporation.

(4)    The holders of any fractional shares issued by the Corporation shall be entitled to exercise voting rights and to receive dividends in respect of each such fractional share.

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10.	The names and addresses of the incorporators are Nom et adresse des londateurs First name, initials and surname or corporate name Prénom. initiale el nom de famille ou denomination sociale

Full residence address or address of registered office or of principal place of business giving street & No. or R.R. No., municipality and postal code

Adresse personnelle au complet. adresse du siége social ou adresse de l’établissement principal, y compris la rue et le numéro. le numéro de la R.R.. le nom de la municipalité et le code postal

	Fraser D. Latta	46 Plymbridge Road, Willowdale Ontario, M2P 1A3.
	These articles are signed in duplicate	Les présents statuts sont signés en double exemplaire.
Signatures of incorporators (Signature des londateurs)

Fraser Latta

        For Ministry Use Only

A l’usage exlusif du ministére

		Ontario Corporation Number Numéro de la compagnie en Ontario
CERTIFICATE	CERTIFICAT
This is to certify that these articles are effective on	Ceci certifie que les présents statuts entrent en vigueur le	967979
MAY 26	MAI, 1992

TRANS CODE
C
18

ARTICLES OF AMENDMENT
STATUTS DE MODIFICATION
Form 3 Business Corporations Act, 1982 Formule numéro 3 Loi de 1982 sur les compagnies	1.	The present name of the corporation is:												Dénomination sociale actuelle de la compagnie:
		R	E	T	A	I	L	B	R	A	N	D	S	I	N	C	.

	2.	The name of the corporation is changed to (if applicable):												Nouvelle dénomination sociale de la compagnie (s’il y a lieu):

	3.	Date of incorporation/amalgamation:												Date de la constitution ou de la fusion:
20th December, 1991
(Day, Month, Year)
(jour, mois, année)

	4.	The articles of the corporation are amended as follows:												Les statuts de la compagnie sont modifiés de la façon suivante:

by changing the rights, privileges, restrictions and conditions attaching to each class of shares as follows:

YE & DURHAM ORM 3 (B.C.A)

1A

SENIOR PREFERENCE SHARES

The Senior Preference Shares shall have attached thereto the following rights, privileges, restrictions and conditions:

1. Dividends

1.1 The holders of the Senior Preference Shares, in priority to the common shares and any shares of any other class ranking junior to the Senior Preference Shares, in respect of dividends, shall be entitled to receive and the Corporation shall pay thereon, as and when declared by the board of directors of the Corporation out of moneys of the Corporation properly applicable to the payment of dividends, fixed preferential cumulative cash dividends at the rate of $0.07 per share per annum payable in equal monthly instalments on the first day of each month in each year. Dividends on Senior Preference Shares shall accrue from the date of issue. The board of directors of the Corporation shall be entitled to declare part of such preferential cumulative cash dividend for any fiscal year notwithstanding that such dividend for such fiscal year may not be declared in full. Cheques of the Corporation payable at par at any branch of the bankers of the Corporation in Canada shall be issued in respect of such dividends (less any tax required to be withheld by the Corporation) and payment thereof shall satisfy such dividends. If the cheque for such dividends has not been presented to the Corporation’s bankers for payment or such dividends otherwise remain unclaimed for a period of one year from the date on which they were declared to be payable, the Corporation shall give the recipients of such dividends notice to such effect. If the cheque remains unpresented or such dividends remain unclaimed for a period of thirty (30) days therefrom, the dividends shall be forfeited to the Corporation. If on any dividend payment date the dividend payable on such date is not paid in full on all the Senior Preference Shares then issued and outstanding such dividend or the unpaid part thereof shall be paid on a subsequent date or dates determined by the board of directors of the Corporation on which the Corporation shall have sufficient moneys properly applicable to the payment of the same. The holders of the Senior Preference Shares shall not be entitled to any dividends other than or in excess of the cash dividends hereinbefore provided for.

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1.2 Except with the approval of the holders of all the Senior Preference Shares then issued and outstanding, no dividends shall at any time be declared or paid or set apart for payment for on the common shares or any other shares of any other class of the Corporation ranking junior to the Senior Preference Shares, in respect of dividends, unless all dividends up to and including the dividend payable on the last preceding dividend payment date on the Senior Preference Shares then issued and outstanding shall have been declared and paid or set apart for payment at the date of such declaration or payment or setting apart for payment.

2. Dissolution

2.1 In the event of the liquidation, dissolution or winding-up of the Corporation or other distribution of property or assets of the Corporation among shareholders for the purpose of winding up its affairs, the holders of Senior Preference Shares shall be entitled to receive from the property and assets of the corporation for each Senior Preference Share held by them respectively a sum of $1.00 together with all accrued and unpaid preferential cumulative cash dividends thereon (which for such purpose shall be calculated as if such preferential cumulative cash dividends were accruing from day to day for the period from the expiration of the last period for which cumulative dividends have been paid up to but excluding the date of distribution) before any amount shall be paid or any property or assets of the Corporation distributed to the holders of any common shares or shares of any class ranking junior to the Senior Preference Shares in respect of return of capital. After payment to the holders of the Senior Preference Shares of the amount so payable to them, such holders shall not be entitled to share in any further distribution of the property or assets of the Corporation.

3. Redemption by the Corporation

3.1 Subject to the articles of the Corporation and any applicable restrictions imposed by law, the Corporation may, upon giving notice as hereinafter provided, redeem at any time the whole or from time to time any part of the then outstanding Senior Preference Shares on payment for each share to be redeemed of a sum of $1.00 together with all accrued and unpaid

1C

fixed preferential cumulative cash dividends (which for such purpose shall be calculated as if such fixed preferential cumulative cash dividends were accruing from day to day for the period from the expiration of the last period for which cumulative dividends have been paid up to but excluding the date of such redemption). For the purposes of subsection 191(4) of the Income Tax Act (Canada) or any successor provision, the amount of $1.00 is hereby specified in respect of each Senior Preference Share.

3.2 In the case of redemption of Senior Preference Shares under the provisions of subsection 3.1 hereof, the Corporation shall at least 15 days before the date specified for redemption mail to each person who at the date of mailing is a registered holder of Senior Preference Shares to be redeemed a notice in writing of the intention of the Corporation to redeem such Senior Preference Shares. Such notice shall be mailed by first class prepaid mail addressed to each such holder at his address as it appears on the books of the Corporation or in the event of the address of any such holder not so appearing then to the last known address of such shareholder; provided, however, that accidental failure to give any such notice to one or more of such shareholders shall not affect the validity of such redemption. Such notice shall set out the redemption price and the date on which redemption is to take place and if only part of the shares held by the person to whom it is addressed is to be redeemed the number thereof so to be redeemed. On or after the date so specified for redemption, the Corporation shall pay or cause to be paid to or to the order of the registered holders of the Senior Preference Shares to be redeemed the redemption price thereof on presentation and surrender of the certificates representing the Senior Preference Shares called for redemption at the registered office of the Corporation or at any other place designated in the notice of redemption. If only part of the shares represented by any certificate be redeemed a new certificate for the balance shall be issued at the expense of the Corporation. Subject to the provisions of subsection 3.3 below, on and after the date specified for redemption in any such notice the Senior Preference Shares called for redemption shall cease to be entitled to dividends and the holders thereof shall not be entitled to exercise any of the rights of shareholders in respect thereof unless payment of the redemption price shall not be made upon presentation of certificates in accordance with the foregoing provisions, in which case the rights of the shareholders shall remain unaffected.

1D

3.3 The Corporation shall have the right at any time on or after the mailing of notice of its intention to redeem any Senior Preference Shares to deposit the redemption price of the shares so called for redemption or of such of the said shares represented by certificates as have not at the date of such deposit been surrendered by the holders thereof in accordance with such redemption to a special account in a specified chartered bank or a specified trust company in Canada, named in such notice of redemption, to be paid to or to the order of the respective holders of such Senior Preference Shares called for redemption upon presentation and surrender to such bank or trust company of the certificates representing the same. Upon such deposit being made or upon the date specified for redemption in such notice, whichever is the later, the Senior Preference Shares in respect whereof such deposit shall have been made shall be deemed to be redeemed and all rights of the holders thereof after such deposit or such redemption date, as the case may be, shall be limited to receiving their proportionate part of the total redemption price so deposited against presentation and surrender of the said certificates held by them respectively. Any interest allowed on any such deposit shall belong to the holders. If the cheque for such redemption moneys has not been presented to the Corporation’s bankers for payment or such redemption moneys remain unclaimed (including moneys held on deposit to a special account as provided for above) for a period of one year from the date specified for redemption, the Corporation shall give the recipients of such moneys notice to such effect. If the cheque remains unpresented or such redemption moneys remain unclaimed for a period of thirty (30) days therefrom, the redemption moneys shall be forfeited to the Corporation.

3.4 In case only a part of the Senior Preference Shares is at any time to be redeemed, the shares so to be redeemed shall be redeemed in such other manner as the board of directors of the Corporation, in consultation with the holders, may by resolution determine.

1E

4. Redemption at the Option of the Holder

4.1 The Retraction Number of Senior Preference Shares held by each holder will be redeemable in whole or in part on May 15 of each year (the “Retraction Date”), at the option of the holder, at a price for each share to be redeemed of a sum of $1.00 together with all accrued and unpaid fixed preferential cumulative cash dividends (which for such purpose shall be calculated as if such fixed preferential cumulative cash dividends were accruing from day to day for the period from the expiration of the last period for which cumulative dividends have been paid up to but excluding the Retraction Date). For the purposes hereof, the “Retraction Number” shall mean the number of Senior Preference Shares which is the number which is the greater of:

(a)	the product obtained by multiplying:

(i)	75% of any cash payments received in the fiscal year of the Corporation ending immediately prior to the Retraction Date from Loblaw Companies Limited, or any of its associates or affiliates including Holt Renfrew Limited, and/or Walmart Inc. with respect to services, other than services relating to finished art and for packaging and store design, relating to program arrangement, planning, design development, ongoing liaison and co-ordination of products (both food and non-food) which are supplied by the Corporation and/or any of its Subsidiaries to the Sam’s American Choice Program at the initiative of Loblaw Companies Limited, or any of its associates or affiliates, including Holt Renfrew Limited (cumulatively, the “Services”), less all expenses incurred by the Corporation and/or any of its Subsidiaries related to the Services; and

(ii)	the combined federal provincial tax rate applicable to the Corporation in respect of its income for such fiscal year;

1F

(b)	the lesser of:

(i)	$800,000; and

(ii)	50% of the net income after tax of the Corporation for the fiscal year ended immediately prior to the Retraction Date.

For greater certainty, products developed directly by the Corporation or its associates or affiliates for the Sam’s American Choice Program are not to be included in the calculation contained in paragraph 4.1(a) (i). The Corporation shall on or before April 30 of each year (the “Mailing Date”), mail or deliver to each Senior Preference Shareholder, a notice in writing setting out the number of Senior Preference Shares held by such Senior Preference Shareholder and stating (a) the number of Senior Preference Shares that may be redeemed on the Retraction Date at the option of the holder, and (b) the place at which holders may present and surrender their shares for redemption on or before the close of business on May 7 of each year (the “Election Date”). For the purposes of subsection 191(4) of the Income Tax Act (Canada) or any successor provision, the amount of $1.00 is hereby specified in respect of each Senior Preference Share.

4.2 Any holder of Senior Preference Shares who wishes to have all or part of his Senior Preference Shares redeemed on the Retraction Date, shall present and surrender the certificate or certificates representing the Senior Preference Shares to be redeemed at any of the places referred to in the foregoing notice on or before the close of business on the Election Date, together with instructions, signed by such holder or by his duly authorized attorney or agent, as to the number of Senior Preference Shares represented by such certificate or certificates which are to be redeemed, up to the Retraction Number. If less than all of the Senior Preference Shares represented by any certificate are to be redeemed, a new certificate representing the balance of such shares shall be issued to the holder thereof at the expense of the Corporation upon the presentation and surrender of the first mentioned certificate.

1G

4.3 Payment in respect of Senior Preference Shares being redeemed pursuant to this section 4 shall be made by cheque payable to the holders thereof in lawful money of Canada at par at any branch in Canada of the Corporation’s bankers for the time being. Such cheques shall be mailed by prepaid first class mail on the Retraction Date to the holders whose Senior Preference Shares are being redeemed at their last addresses as shown on the books of the Corporation. From and after the Retraction Date, the Senior Preference Shares to be redeemed pursuant to this section 4 shall cease to be entitled to dividends or any other participation in the assets of the Corporation and the holders thereof shall not be entitled to exercise any of their other rights as shareholders in respect thereof unless payment of the redemption price provided for in this section 4 is not made as aforesaid, in which case the rights of the holders shall remain unaffected.

4.4 If the Corporation is not permitted, by the provisions of applicable law or the rights, privileges, restrictions and conditions attaching to any shares of the Corporation ranking prior to the Senior Preference Shares (pursuant to section 6 hereof), to redeem all of the Senior Preference shares, duly tendered pursuant to the optional redemption right provided for in section 4 hereof, the Corporation shall redeem only the maximum number of Senior Preference Shares which the directors of the Corporation determine the Corporation is then permitted to redeem. Such redemption will be made pro rata (disregarding fractions of shares) from each holder of tendered Senior Preference Shares according to the number of Senior Preference Shares tendered for redemption by each such holder and the Corporation shall issue and deliver to each such holder a new certificate, at the expense of the Corporation, representing the Senior Preference Shares not redeemed by the Corporation. If the directors of the Corporation have acted in good faith in making any of the determinations referred to above as to the number of Senior Preference Shares which the Corporation is permitted at any time to redeem, the Corporation shall have no liability in the event that any such determination proves inaccurate.

5. Voting Rights

5.1 Except for meetings at which only holders of another specified class or series of shares of the Corporation are entitled to vote separately

1H

as a class or series, the holders of the Senior Preference Shares shall be entitled to receive notice of and to attend all meetings of the shareholders of the Corporation and shall have the Voting Number of votes for each Senior Preference Share held by such holders at all meetings of the shareholders of the Corporation. For the purposes hereof, the Voting Number shall be calculated in accordance with the following formula:

Voting Number =	15%	X	the number of Common Shares outstanding
	85%		the number of Senior Preference Shares outstanding

6. Creation of Additional Shares and Amendment

6.1 No class of shares may be created ranking as to capital or dividends in priority to or on a parity with the Senior Preference Shares nor shall the authorized amount of the Senior Preference Shares be increased without the approval of the holders of the Senior Preference Shares given as hereinafter specified in section 7 hereof, in addition to any vote or authorization required by the Business Corporations Act (Ontario).

6.2 Any or all of the provisions hereof attaching to the Senior Preference Shares may be deleted, varied, modified, amended or amplified by articles of amendment, but only with the approval of the holders of the Senior Preference Shares given as hereinafter specified in section 7 hereof, in addition to any vote or authorization required by the Business Corporations Act (Ontario).

7. Approval of the Holders of the Senior Preference Shares

7.1 The approval of the holders of Senior Preference Shares required as to any and all matters referred to herein (in addition to or as distinct from any vote or authorization required by the Business Corporations Act (Ontario)) may be given by an instrument or instruments in writing by the holders of not less than two-thirds of the issued and outstanding Senior Preference Shares or by a resolution passed at a special meeting of the holders of Senior Preference Shares duly called for that purpose as provided, mutatis mutandis, in subsection 7.2 of the conditions attaching to the Senior Preference Shares.

1I

7.2 The confirmation required by subsection 170(4) of the Business Corporations Act (Ontario), as now enacted or as the same may from time to time be amended, re-enacted or replaced (and in the case of such amendment, re-enactment or replacement, any references herein shall be read as referring to the amended, re-enacted or replaced provisions thereof), of a resolution authorizing an amendment to the articles as referred to in subsection 170(1) of the Business Corporations Act (Ontario) may be given by the affirmative vote of holders of at least two-thirds of the Senior Preference Shares at a meeting of the holders of the Senior Preference Shares duly called for that purpose and held upon at least 10 days’ notice at which the holders of at least a majority of the then outstanding Senior Preference Shares are present or represented by proxy. If at any such meeting the holders of a majority of the then outstanding Senior Preference Shares are not present or represented by proxy within half an hour after the time appointed for the meeting, then the meeting shall be adjourned to such date being not less than 7 days later and to such time and place as may be appointed by the chairman of the meeting and at least 5 days’ notice shall be given of such adjourned meeting, together with a copy of the notice of meeting as originally called. At such adjourned meeting the holders of Senior Preference Shares present or represented by proxy may transact the business for which the meeting was originally called and the confirmation of the holders of Senior Preference Shares referred to above may be given by the affirmative vote of holders of at least two-thirds of the Senior Preference Shares cast at such adjourned meeting. The formalities to be observed with respect to the giving of notice of any such meeting or adjourned meeting and the conduct thereat shall be those from time to time prescribed by the Business Corporations Act (Ontario) and the by-laws of the Corporation with respect to meetings of shareholders. On every poll taken at every such meeting every holder of Senior Preference Shares shall be entitled to one vote in respect of each Senior Preference Share held.

1J

JUNIOR PREFERENCE SHARES

The Junior Preference Shares shall have attached thereto the following rights, privileges, restrictions and conditions:

1. Dividends

1.1 Subject to the prior rights of the holders of Senior Preference Shares, the holders of the Junior Preference Shares, in priority to the common shares and any shares of any other class ranking junior to the Junior Preference Shares, in respect of dividends, shall be entitled to receive and the Corporation shall pay thereon, as and when declared by the board of directors of the Corporation out of moneys of the corporation properly applicable to the payment of dividends, fixed preferential cumulative cash dividends at the rate of $0.0723 per share per annum payable annually on the first day of each year. Dividends on Junior Preference Shares shall accrue from the date of issue. The board of directors of the Corporation shall be entitled to declare part of such preferential cumulative cash dividend for any fiscal year notwithstanding that such dividend for such fiscal year may not be declared in full. Cheques of the Corporation payable at par at any branch of the bankers of the Corporation in Canada shall be issued in respect of such dividends (less any tax required to be withheld by the Corporation) and payment thereof shall satisfy such dividends. If the cheque for such dividends has not been presented to the Corporation’s bankers for payment or such dividends otherwise remain unclaimed for a period of one year from the date on which they were declared to be payable, the Corporation shall give the recipients of such dividends notice to such effect. If the cheque remains unpresented or such dividends remain unclaimed for a period of thirty (30) days therefrom, the dividends shall be forfeited to the Corporation. If on any dividend payment date the dividend payable on such date is not paid in full on all the Junior Preference Shares then issued and outstanding such dividend or the unpaid part thereof shall be paid on a subsequent date or dates determined by the board of directors of the Corporation on which the Corporation shall have sufficient moneys properly applicable to the payment of the same. The holders of the Junior Preference Shares, as such, shall not be entitled to any dividends other than or in excess of the cash dividends hereinbefore provided for. Notwithstanding any of the foregoing, as long as

1K

there are any Senior Preference Shares outstanding, all dividends shall be paid and satisfied by the issuance of Junior Preference Shares based on one Junior Preference Share being issued for each dollar of the dividend payable.

1.2 Except with the approval of the holders of all the Junior Preference Shares then issued and outstanding, no dividends shall at any time be declared or paid or set apart for payment on the common shares or any other shares of any other class of the Corporation ranking junior to the Junior Preference Shares, in respect of dividends, unless all dividends up to and including the dividend payable on the last preceding dividend payment date on the Junior Preference Shares then issued and outstanding shall have been declared and paid (in cash or by the issuance of additional Junior Preference Shares, as applicable) or set apart for payment at the date of such declaration or payment or setting apart for payment.

2. Dissolution

2.1 In the event of the liquidation, dissolution or winding-up of the Corporation or other distribution of property or assets of the Corporation among shareholders for the purpose of winding up its affairs, subject to the prior rights of the holders of Senior Preference Shares, the holders of Junior Preference Shares shall be entitled to receive from the property and assets of the Corporation for each Junior Preference Share held by them respectively a sum of $1.00 together with all accrued and unpaid preferential cumulative cash dividends thereon (which for such purpose shall be calculated as if such preferential cumulative cash dividends were accruing from day to day for the period from the expiration of the last period for which cumulative dividends have been paid up to but excluding the date of distribution) before any amount shall be paid or any property or assets of the Corporation distributed to the holders of any common shares or shares of any class ranking junior to the Junior Preference Shares in respect of return of capital. After payment to the holders of the Junior Preference Shares of the amount so payable to them, such holders shall not be entitled to share in any further distribution of the property or assets of the Corporation.

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3. Redemption by the Corporation

3.1 Subject to the articles of the Corporation and any applicable restrictions imposed by law, the Corporation may, upon giving notice as hereinafter provided, redeem at any time the whole or from time to time any part of the then outstanding Junior Preference Shares on payment for each share to be redeemed of a sum of $1.00 together with all accrued and unpaid fixed preferential cumulative dividends (which for such purpose shall be calculated as if such fixed preferential cumulative cash dividends were accruing from day to day for the period from the expiration of the last period for which cumulative dividends have been paid up to but excluding the date of such redemption).

3.2 In the case of redemption of Junior Preference Shares under the provisions of subsection 3.1 hereof, the Corporation shall give written notice to the holder on or before the date specified for redemption of the intention of the Corporation to redeem such Junior Preference Shares. Such notice shall set out the redemption price and the date on which redemption is to take place and if only part of the shares held by the person to whom it is addressed is to be redeemed the number thereof so to be redeemed. On or after the date so specified for redemption, the Corporation shall pay or cause to be paid to or to the order of the registered holders of the Junior Preference Shares to be redeemed the redemption price thereof on presentation and surrender of the certificates representing the Junior Preference Shares called for redemption at the registered office of the Corporation or at any other place designated in the notice of redemption. If only part of the shares represented by any certificate are to be redeemed a new certificate for the balance shall be issued at the expense of the Corporation. Subject to the provisions of subsection 3.3 below, on and after the date specified for redemption in any such notice the Junior Preference Shares called for redemption shall cease to be entitled to dividends and the holders thereof shall not be entitled to exercise any of the rights of shareholders in respect thereof unless payment of the redemption price shall not be made upon presentation of certificates in accordance with the foregoing provisions, in which case the rights of the shareholders shall remain unaffected.

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3.3 The Corporation shall have the right at any time on or after the mailing of notice of its intention to redeem any Junior Preference Shares to deposit the redemption price of the shares so called for redemption or of such of the said shares represented by certificates as have not at the date of such deposit been surrendered by the holders thereof in accordance with such redemption to a special account in a specified chartered bank or a specified trust company in Canada, named in such notice of redemption, to be paid to or to the order of the respective holders of such Junior Preference Shares called for redemption upon presentation and surrender to such bank or trust company of the certificates representing the same. Upon such deposit being made or upon the date specified for redemption in such notice, whichever is the later, the Junior Preference Shares in respect whereof such deposit shall have been made shall be deemed to be redeemed and all rights of the holders thereof after such deposit or such redemption date, as the case may be, shall be limited to receiving their proportionate part of the total redemption price so deposited against presentation and surrender of the said certificates held by them respectively. Any interest allowed on any such deposit shall belong to the holders. If the cheque for such redemption moneys has not been presented to the Corporation’s bankers for payment or such redemption moneys remain unclaimed (including moneys held on deposit to a special account as provided for above) for a period of one year from the date specified for redemption, the Corporation shall give the recipients of such moneys notice to such effect. If the cheque remains unpresented or such redemption moneys remain unclaimed for a period of thirty (30) days therefrom, the redemption moneys shall be forfeited to the Corporation.

4. Redemption at the Option of the Holder

4.1 Subject to any unanimous shareholder agreement relating to the Corporation, the Retraction Number of Junior Preference Shares held by each holder will be redeemable in whole or in part on May 15 of each year (the “Retraction Date”), at the option of the holder, at a price for each share to be redeemed of a sum of $1.00 together with all accrued and unpaid fixed preferential cumulative cash dividends (which for such purpose shall be calculated as if such fixed preferential cumulative cash dividends were accruing from day to day for the period from the expiration of the last period for which cumulative dividends have been paid up to but excluding the

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Retraction Date). For the purposes hereof, the “Retraction Number” shall mean the number of Junior Preference Shares which is the lesser of the number which is equal to 15% of the consolidated net income after tax of the Corporation for the fiscal year ended immediately prior to the Retraction Date and the number of Junior Preference Shares then outstanding. The Corporation shall on or before April 30 of each year (the “Mailing Date”), mail or deliver to each Junior Preference Shareholder, a notice in writing setting out the number of Junior Preference Shares held by such Junior Preference Shareholder and stating (a) the number of Junior Preference Shares that may be redeemed on the Retraction Date at the option of the holder, and (b) the place at which holders may present and surrender their shares for redemption on or before the close of business on May 7 of each year (the “Election Date”).

4.2 All of the issued and outstanding Junior Preference Shares shall be redeemable at the option of the holder upon the occurrence of each of the following events (each an “Event of Default”):

(a)	if Deuteronomy Inc. (“Deuteronomy”) shall have voluntarily terminated the services agreement (“Services Agreement”) dated February 6, 1992 among Retail Brands Corporation (“RBC”), Deuteronomy, Donald Watt and Patricia Watt or Deuteronomy shall have been unable to provide to RBC the services of Donald Watt (provided that if such inability is due to the physical or mental incapacity of Watt, such inability shall not give rise to an Event of Default unless it has continued for six (6) consecutive months or a total of 180 days in a 270 day period) or Deuteronomy shall have breached the Services Agreement in a material respect;

(b)	if RBC shall have otherwise terminated the Services Agreement for cause (as therein defined); or

(c)	if Leviticus Enterprises Inc. shall have breached any of its obligations in favour of the Corporation or Cott Corporation pursuant to Article IV or V of a shareholders agreement among all of the shareholders of the Corporation dated February 6, 1992.

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4.3 Any holder of Junior Preference Shares who wishes to have all or part of his Junior Preference Shares redeemed on the Retraction Date, shall present and surrender the certificate or certificates representing the Junior Preference Shares to be redeemed at any of the places referred to in the foregoing notice on or before the close of business on the Election Date, together with instructions, signed by such holder or by his duly authorized attorney or agent, as to the number of Junior Preference Shares represented by such certificate or certificates which are to be redeemed, up to the Retraction Number. If less than all of the Junior Preference Shares represented by any certificate are to be redeemed, a new certificate representing the balance of such shares shall be issued to the holder thereof at the expense of the Corporation upon the presentation and surrender of the first mentioned certificate.

4.4 Payment in respect of Junior Preference Shares being redeemed pursuant to this section 4 shall be made by cheque payable to the holders thereof in lawful money of Canada at par at any branch in Canada of the Corporation’s bankers for the time being. Such cheques shall be mailed by prepaid first class mail on the Retraction Date to the holders whose Junior Preference Shares are being redeemed at their last addresses as shown on the books of the Corporation. From and after the Retraction Date, the Junior Preference Shares to be redeemed pursuant to this section 4 shall cease to be entitled to dividends or any other participation in the assets of the Corporation and the holders thereof shall not be entitled to exercise any of their other rights as shareholders in respect thereof unless payment of the redemption price provided for in this section 4 is not made as aforesaid, in which case the rights of the holders shall remain unaffected.

4.5 If the Corporation is not permitted, by the provisions of applicable law or the rights, privileges, restrictions and conditions attaching to any shares of the Corporation ranking prior to the Junior Preference Shares (pursuant to section 6 hereof), to redeem all of the Junior Preference shares duly tendered pursuant to the optional redemption right provided for in section 4 hereof, the Corporation shall redeem only the maximum number of Junior Preference Shares which the directors of the Corporation determine the Corporation is then permitted to redeem. Such redemption will be made pro rata (disregarding fractions of shares) from each holder of tendered Junior

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Preference Shares according to the number of Junior Preference Shares tendered for redemption by each such holder and the Corporation shall issue and deliver to each such holder a new certificate, at the expense of the Corporation, representing the Junior Preference Shares not redeemed by the Corporation. If the directors of the Corporation have acted in good faith in making any of the determinations referred to above as to the number of Junior Preference Shares which the Corporation is permitted at any time to redeem, the Corporation shall have no liability in the event that any such determination proves inaccurate.

5. Voting Rights

5.1 Except for meetings at which only holders of another specified class or series of shares of the Corporation are entitled to vote separately as a class or series, the holders of the Junior Preference Shares shall be entitled to receive notice of and to attend all meetings of the shareholders of the Corporation and shall not have a vote in respect of each Junior Preference Share held by such holders at all meetings of the shareholders of the Corporation.

6. Creation of Additional Shares and Amendment

6.1 No class of shares may be created ranking as to capital or dividends in priority to or on a parity with the Junior Preference Shares nor shall the authorized amount of the Junior Preference Shares be increased without the approval of the holders of the Junior Preference Shares given as hereinafter specified in section 7 hereof, in addition to any vote or authorization required by the Business Corporations Act (Ontario).

6.2 Any or all of the provisions hereof attaching to the Junior Preference Shares may be deleted, varied, modified, amended or amplified by articles of amendment, but only with the approval of the holders of the Junior Preference Shares given as hereinafter specified in section 7 hereof, in addition to any vote or authorization required by the Business Corporations Act (Ontario).

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7. Approval of the Holders of the Junior Preference Shares

7.1 The approval of the holders of Junior Preference Shares required as to any and all matters referred to herein (in addition to or as distinct from any vote or authorization required by the Business Corporations Act (Ontario)) may be given by an instrument or instruments in writing by the holders of not less than two-thirds of the issued and outstanding Junior Preference Shares or by a resolution passed at a special meeting of the holders of Junior Preference Shares duly called for that purpose as provided, mutatis mutandis, in subsection 7.2 of the conditions attaching to the Junior Preference Shares.

7.2 The confirmation required by subsection 170(4) of the Business Corporations Act (Ontario), as now enacted or as the same may from time to time be amended, re-enacted or replaced (and in the case of such amendment, re-enactment or replacement, any references herein shall be read as referring to the amended, re-enacted or replaced provisions thereof), of a resolution authorizing an amendment to the articles as referred to in subsection 170(1) of the Business Corporations Act (Ontario) may be given by the affirmative vote of holders of at least two-thirds of the Junior Preference Shares at a meeting of the holders of the Junior Preference Shares duly called for that purpose and held upon at least 10 days’ notice at which the holders of at least a majority of the then outstanding Junior Preference Shares are present or represented by proxy. If at any such meeting the holders of a majority of the then outstanding Junior Preference Shares are not present or represented by proxy within half an hour after the time appointed for the meeting, then the meeting shall be adjourned to such date being not less than 7 days later and to such time and place as may be appointed by the chairman of the meeting and at least 5 days’ notice shall be given of such adjourned meeting, together with a copy of the notice of meeting as originally called. At such adjourned meeting the holders of Junior Preference Shares present or represented by proxy may transact the business for which the meeting was originally called and the confirmation of the holders of Junior Preference Shares referred to above may be given by the affirmative vote of holders of at least two-thirds of the Junior Preference Shares cast at such adjourned meeting. The formalities to be observed with respect to the giving of notice of any such

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meeting or adjourned meeting and the conduct thereat shall be those from time to time prescribed by the Business Corporations Act (Ontario) and the by-laws of the Corporation with respect to meetings of shareholders. On every poll taken at every such meeting every holder of Junior Preference Shares shall be entitled to one vote in respect of each Junior Preference Share held.

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COMMON SHARES

The common shares of the Corporation shall have attached thereto the following rights, privileges, restrictions and conditions:

1. Dividends

1.1 Subject to the prior rights of the holders of the Senior Preference Shares and Junior Preference Shares and to any other shares ranking senior to the common shares with respect to priority in the payment of dividends, the holders of common shares shall be entitled to receive dividends and the Corporation shall pay dividends thereon, as and when declared by the board of directors of the Corporation out of moneys properly applicable to the payment of dividends, in such amount and in such form as the board of directors may from time to time determine and all dividends which the directors may declare on the common shares shall be declared and paid in equal amounts per share on all common shares at the time outstanding.

2. Dissolution

2.1 In the event of the dissolution, liquidation or winding-up of the Corporation, whether voluntary or involuntary, or any other distribution of assets of the Corporation among its shareholders for the purpose of winding up its affairs, subject to the prior rights of the holders of the Senior Preference Shares and Junior Preference Shares and to any other shares ranking senior to the common shares with respect to priority in the distribution of assets upon dissolution, liquidation or winding-up, the holders of the common shares shall be entitled to receive the remaining property and assets of the Corporation.

3. Voting Rights

3.1 The holders of the common shares shall be entitled to receive notice of and to attend all meetings of the shareholders of the Corporation and shall have the one vote for each common share held at all meetings of the shareholders of the Corporation, except for meetings at which only holders of another specified class or series of shares of the Corporation are entitled to vote separately as a class or series.

:W:AHF:91.3547.REH.SH.PROVS.ART.AMEND

2

5. The amendment has been duly authorized as required by Sections 167 and 169 (as applicable) of the Business Corporations Act.	La modification a été dûment autorisée conformément à l’article 167 et. s’il y a lieu. à l’article 169 de la Loi sur les compagnies.

6. The resolution authorizing the amendment was approved by the shareholders/directors (as applicable) of the corporation on	Les actionnaires ou les administrateurs (le cas échéant) de la compagnie ont approuvé la résolution autorisant la modification

27th April, 1992

(Day. Month. Year)

(jour. mots, année)

These articles are signed in duplicate.	Les présents statuts sont signés en double exemplaire.

RETAIL BRANDS INC.
(Name of Corporation)
(Denomination sociale de la compagnie)

By/Par:		Secretary
	(Signature)	(Description of Office)
	(Signature)	(Fonction)

        For Ministry Use Only

A l’usage exlusif du Ministére

Ontario Corporation Number Numéro de la Société en Ontario

967979

JANUARY 30	JANVIER, 1996

Trans Code
C

ARTICLES OF AMENDMENT
STATUTS DE MODIFICATION
Form 3 Business Corporations Act	1. The present name of the corporation is:															Dénomination sociale actuelle de la Société:
Formule 3 Loi sur les Sociétés par actions	R	E	T	A	I	L		B	R	A	N	D	S		C	O	R	P	O	R	A	T	I	O	N

	2. The name of the corporation is changed to (if applicable):															Nouvelle dénomination sociale de la Société (s’il y a lieu):
	T	H	E		W	A	T	T		D	E	S	I	G	N		G	R	O	U	P		I	N	C	.

	3. Date of incorporation/amalgamation:															Date de la constitution ou de la fusion:
20, DECEMBER, 1991
(Day, Month, Year)
(Jour, Mois, Année)

	4. The articles of the corporation are amended as follows:															Les statuts de la société sont modifiés de la facon suivante:

by changing the name of the Corporation to The Watt Design Group Inc.

I B R C C CBR-94

2

5. The amendment has been duly authorized as required by Sections 168 and 170 (as applicable) of the Business Corporations Act.	La modification a été dûment autorisée comformément aux articles 168 et 170 (selon le cas) de la Loi sur les sociétés par actions.

6. The resolution authorizing the amendment was approved by the shareholders/directors (as applicable) of the corporation on	Les actionnaires ou les administrateurs (selon le cas) de la société ont approuvé la résolution autorisant la modification le

29 January, 1996
(Day, Month, Year)
(Jour, Mois, Année)

These articles are signed in duplicate.	Les présents statuts sont signés en double exemplaire.

RETAIL BRANDS CORPORATION
(Name of Corporation) (Dénomination sociale de la Société)

By/Par:	SECRETARY
(Signature) (Signature)	(Description of Office) (Fonction)

CBR-94

        For Ministry Use Only

A l’usage exlusif du ministére

		Ontario Corporation Number Numéro de la campagnie en Ontario
CERTIFICATE	CERTIFICAT
This is to certify that these articles are effective on	Ceci certifie que les présents statuts entrent en vigueur le	967979
JANUARY 31	JANVIER, 1995

TRANS CODE
C
18

ARTICLES OF AMENDMENT
STATUTS DE MODIFICATION
Form 3 Business Corporations Act	1.	The present name of the corporation is:													Dénomination sociale actuelle de la compagnie:
Formule numéro 3 Loi sur les compagnies		R	E	T	A	I	L	B	R	A	N	D	S	I	N	C	.

	2.	The name of the corporation is changed to (if applicable):													Nouvelle dénomination sociale de la compagnie (s’il y a lieu):
		R	E	T	A	I	L	B	R	A	N	D	S	C	O	R	P	O	R	A	T	I	O	N

	3.	Date of incorporation/amalgamation:													Date de la constitution ou de la fusion:
20 December 1991
(Day, Month, Year)
(jour, mois, année)

	4.	The articles of the corporation are amended as follows:													Les statuts de la compagnie sont modifiés de la facon suivante:

by changing the name of the Corporation to RETAIL BRANDS CORPORATION.

DYE & DURHAM FORM 3 (B.C.A) 07119 (01/92)

2

5. The amendment has been duly authorized as required by Sections 168 & 170 (as applicable) of the Business Corporations Act.	La modification a été düment autorisée conformément à l’article 168 et, s’il y a lieu, à l’article 170 de la Loi sur les compagnies.

6. The resolution authorizing the amendment was approved by the shareholders/directors (as applicable) of the corporation on	Les actionnaires ou les administrateurs (le cas échéant) de la compagnie ont approuvé la résolution autorisant la modification

30 January 1995
(Day, Month, Year) (jour, mois, année)

These articles are signed in duplicate.		Les présents status sont signés en double exemplaire.

RETAIL BRANDS INC.
(Name of Corporation)
(Dénomination sociale de la compagnie)

	By/Par:		President
		(Signature)	(Description of Office)
		(Signature)	(Fonction)

        For Ministry Use Only

A l’usage exlusif du ministére

		Ontario Corporation Number Numéro de la Société en Ontario
CERTIFICATE	CERTIFICAT
This is to certify that these articles are effective on	Ceci certifie que les présents statuts entrent en vigueur le	967979
JUNE 14	JUIN, 1999

		ARTICLES OF AMENDMENT
		STATUTS DE MODIFICATION
Form 3 Business Corporations Act Formule 3 Loi sur les sociétés par actions	1.	The name of the corporation is:															Dénomination sociale de la société:
		T	H	E		W	A	T	T		D	E	S	I	G	N		G	R	O	U	P		I	N	C	.

	2.	The name of the corporation is changed to (if applicable):															Nouvelle dénomination sociale de la société (s’il y a lieu):
		9	6	7	9	7	9		O	N	T	A	R	I	O		L	I	M	I	T	E	D

	3.	Date of incorporation/amalgamation:															Date de la constitution ou de la fusion:
	1991/12/20
	(Year, Month, Day)
	(année, mois, jour)

	4.	The articles of the corporation are amended as follows:															Les statuts de la société sont modifiés de la façon suivante:

		that the name of the Corporation is changed from The Watt Design Group Inc. to 967979 Ontario Limited

IBRCC CBR-94 10/96

2

5.	The amendment has been duly authorized as required by Sections 168 & 170 (as applicable) of the Business Corporations Act.	La modification a été dûment autorisée conformément aux articles 168 et 170 (selon le cas) de la Loi sur les sociétés par actions.

6.	The resolution authorizing the amendment was approved by the shareholders/directors (as applicable) of the corporation on	Les actionnaires ou les administrateurs (selon le cas) de la société ont approuvé la résolution autorisant la modification le

1999/06/04
(Year, Month, Day)
(année, mois, jour)

	These articles are signed in duplicate.	Les présents statuts sont signés en double exemplaire.

THE WATT DESIGN GROUP INC.
(Name of Corporation)
(Dénomination sociale de la société)

By/Par:		DIRECTOR
	(Signature)	(Description of Office)
	(Signature)	(Fonction)

IBRCC

CBR-94

10/96